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                                                                   EXHIBIT 10.7


AGREEMENT REGARDING PURCHASE OF SHARES IN NORTELCO AUDIATUR AB, STOCKHOLM
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1.   Nortelco AS, Oslo, Norway hereby agrees to purchase and Mr Marc Oldmar,
     Stockholm, Sweden hereby agrees to sell Mr Oldmars remaining 20% shares in Nortelco Audiatur AB effective the date hereof.

2. As payment Mr Oldmar shall receive 229.797 shares (corresponding to about 4%) in The Nortelco-groups mother company Sherman Goelz & Associates/First Nordic Equity Partners Corp., which for the time being owns 80% in Nortelco AS and 100% in Storebro Machine AB.

3.   Settlement shall take place before the end of 1994.

4. The shares to be received are "restricted shares" - which means that the shares cannot be sold until a certain time has elapsed and then according to certain rules.

5. When the share starts to trade in New York and the quotation is not at a satisfactory level, Mr Oldmar has the right to repurchase his 20% shares in Nortelco Audiatur AB for the same price. The repurchase has to take place within a month, from the day when the share has started to trade on AMEX or another US Stock Exchange.

6. In the event of a reversal of "the New York model" this agreement automatically permits participation in a "Nordic model".

7. The shareholders agreement dated September 1, 1993 between Nortelco AS and Mr Oldmar is hereby replaced apart from clause 6 appendix 1 "bonus on year result" which will be calculated according to the said agreement for the year 1994.

                          Oslo/Stockholm May 15, 1994

/s/ BJORN NYSTED/ /s/ GORAN HAGGQVIST         /s/ MARC OLDMAR
Nortelco AS/Sherman Goelz & Associates        Marc Oldmar




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                                AMENDMENT NO. 1
                                       TO
                                   AGREEMENT


         This Amendment No. 1 to the Agreement (the "Agreement") made and entered into as of the 31st day of August 1996, between Nortelco AS, a Norwegian corporation ("Nortelco"), Nordic Equity Partners Corp., a Delaware corporation (the "Company"), and Marc Oldmar ("Oldmar").

                                  WITNESSETH:

         WHEREAS, as of May 15, 1994, Nortelco, the Company and Oldmar entered into an Agreement, a copy of which is annexed hereto as Exhibit 1; and

         WHEREAS, the parties now desire to amend the Agreement by deleting Paragraphs 5, 6 and 7 thereof;

         NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Share Exchange Agreement is hereby amended as follows:

         1. Paragraphs 5, 6 and 7 of the Agreement are hereby deleted in their entirety and shall have no further force and effect.

         2.      (A)      This agreement shall be construed and interpreted in
accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

                 (B) Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of this agreement, each reference in the Agreement to the "Agreement", "hereinafter", "herein", "hereinafter", "hereunder", "hereof", or words of like import shall mean and be a reference to the Agreement as amended by this agreement.

                 (C) This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.
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         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first stated above.

                                       NORTELCO AS


                                       By:/s/ Bjorn Nysted
                                          -----------------------


                                       NORDIC EQUITY PARTNERS CORP.



                                       By:/s/ Bjorn Nysted  /s/ Kjell Sjostrand
                                          ------------------------



                                       /s/ MARC OLDMAR
                                       ---------------------------
                                       Marc Oldmar




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